Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 1, 2002, by and among Saba Software, Inc., a Delaware corporation, with headquarters located at 2400 Bridge Parkway, Redwood Shores, California, 94065 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (each, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.    The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (as so amended, the “1933 Act”);

B.    Each Buyer desires to purchase, upon the terms and conditions stated in this Agreement, shares of the Company’s common stock, $0.001 per share (the “Common Stock”), in the respective amounts set forth opposite each Buyer’s name on the Schedule of Buyers (such shares of Common Stock to be issued and sold by the Company and purchased by the Buyers at the Closing are referred to herein as the “Shares”); and

C.    Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, the Company and the Buyers hereby agree as follows:

1.    PURCHASE AND SALE OF SHARES OF COMMON STOCK.

a.    Purchase of Shares.    Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company the respective number of Shares set forth opposite such Buyer’s name on the Schedule of Buyers at the respective aggregate purchase price (the “Purchase Price”) set forth opposite such Buyer’s name on the Schedule of Buyers (the “Closing”). The purchase price per Share at the Closing shall be $2.15.

b.    Closing Date.    The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m. Pacific Time, on October 1, 2002, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the Palo Alto offices of Morrison & Foerster LLP.

c.    Form of Payment.    On the Closing Date, (i) each Buyer shall pay an amount equal to the Purchase Price to the Company for the Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver to each Buyer, stock certificates (in the denominations as such Buyer shall request) (the “Common Stock Certificates”) representing such number of Shares that such Buyer is then purchasing (as indicated opposite such Buyer’s name on the Schedule of Buyers) hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.    BUYERS’ REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, that:

a.    Investment Purpose.    Such Buyer is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from registration under the 1933 Act.

b.    Accredited Investor Status.    Such Buyer is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D.

c.    Reliance on Exemptions.    Such Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

d.    Information.    Such Buyer and its advisors, if any, have been furnished with all materials (excluding any material nonpublic information) relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Such Buyer understands that its investment in the Shares involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

e.    No Governmental Review.    Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Stock.

f.    Transfer or Resale.    Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such Common Stock to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, or any successor rule thereto (“Rule 144”); (ii) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

g.    Legends.    Such Buyer understands that, until such time as the sale of the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the Common Stock Certificates, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, WHICH MAY RESTRICT THE TRANSFER OF SUCH SECURITIES IN CERTAIN CIRCUMSTANCES. A COPY OF SUCH AGREEMENT MAY BE OBTAINED, WITHOUT CHARGE, AT THE COMPANY’S PRINCIPAL OFFICE.

The legends set forth above shall, upon the request of a Buyer, be removed and the Company shall issue a certificate without such legends if, unless otherwise required by state securities laws, (i) such Shares have been tendered for sale pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement), (ii) in connection with a sale transaction, the holder of the Shares upon which such legends are stamped provides the Company with an opinion of counsel, reasonably satisfactory to the Company, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the 1933 Act, or

(iii) such holder provides the Company with reasonable assurances that the Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Such Buyer agrees to sell the Shares represented by a certificate(s) from which the legends have been removed, only pursuant to (i) a registration statement effective under the 1933 Act or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act, including, without limitation, a transaction pursuant to Rule 144.

h.    Validity; Enforcement.    Such Buyer has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

i.    Residency.    Such Buyer is a resident of that state and country specified in its address on the Schedule of Buyers.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that:

a.    Organization and Qualification.    The Company and its “Subsidiaries” (which for purposes of this Agreement means a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X under the 1933 Act) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under this Agreement or the Registration Rights Agreement; provided, that “Material Adverse Effect” shall not include any change, event, violation, inaccuracy, circumstance or effect directly and primarily resulting from (i) changes in general economic conditions or changes affecting the industry generally in which the Company operates (provided that such changes do not affect the Company in a substantially disproportionate manner) or (ii) changes in the trading prices for the Company’s Common Stock.

b.    Authorization; Enforcement; Validity.    (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue the Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement, and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of the Shares, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders (except such stockholder approval as may be required pursuant to the rules of the Principal Market (as defined in Section 4(f) below)), (iii) this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and (iv) this Agreement and the Registration Rights Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c.    Capitalization.    As of September 25, 2002, the authorized capital stock of the Company consisted of (i) 200,000,000 shares of Common Stock, of which as of such date, 48,570,186 shares are issued and outstanding, 19,209,956 shares are reserved for issuance pursuant to the Company’s stock option and purchase plans and 11,710,185 shares are issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, of which as of such date, no shares are issued and outstanding. The Company has furnished to the Buyer true and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws as amended and as in effect on the date hereof (the “By-laws”).

d.    Issuance of Securities.    The Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

e.    No Conflicts.    The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except, in each case, where such failure could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Principal Market (as defined below), except where such violation could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

f.    SEC Documents; Financial Statements.    Since August 29, 2001, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Buyers acknowledge that true and complete copies of the SEC Documents are available to each Buyer via the SEC’s Electronic Data Gathering, Analysis and Retrieval (EDGAR) system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Buyers with any material, nonpublic information.

g.    Absence of Certain Changes.    Except as disclosed in the SEC Documents, since August 29, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries.

h.    Absence of Litigation.    Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any of the Company’s or the Company’s Subsidiaries’ officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect.

i.    No General Solicitation.    Neither the Company, nor any of its affiliates, nor, to the Company’s knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

j.    No Integrated Offering.    Neither the Company, nor any of its affiliates, nor, to the Company’s knowledge, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares under the 1933 Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Shares under the 1933 Act (except pursuant to the Registration Rights Agreement) or cause the offering of the Shares to be integrated with other offerings.

k.    No Other Agreements.    Except as set forth in this Agreement or the Registration Rights Agreement, the Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by this Agreement or the Registration Rights Agreement.

4.    COVENANTS.

a.    Satisfaction of Conditions.    Each party shall use its reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

b.    Form D and Blue Sky.    The Company agrees to file a Form D with respect to the Shares as required under Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States. The Company shall make all filings and reports relating the offer and sale of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

c.    Reporting Status.    Until the earlier of (i) the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Shares without restriction (including, without limitation, as to volume, but by complying with the manner of sale and Form 144 filing requirements, if applicable) within a three-month period pursuant to Rule 144 (or successor thereto), or (ii) the date on which the Investors shall have sold all the Shares (the “Registration Period”), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

d.    Use of Proceeds.    The Company shall use the net proceeds from the sale of the Shares for general corporate purposes and working capital.

e.    Financial Information.    To the extent not filed with the SEC through EDGAR, the Company agrees to send to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K filed by the Company with the SEC.

f.    Listing.    The Company shall, promptly following the Closing, apply, if required, for the listing of the Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of the Shares. The Company shall maintain the Common Stock’s authorization for quotation on the Nasdaq National Market (the “Principal Market”). Neither the Company nor any of its Subsidiaries shall take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market.

5.    CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

a.    Such Buyer shall have executed this Agreement and the Registration Rights Agreement to which it is a party and delivered the same to the Company.

b.    Such Buyer shall have delivered to the Company the Purchase Price for the Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

c.    The representations and warranties of such Buyer shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 2 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

d.    The offer and sale of the Shares to such Buyer pursuant to this Agreement shall be exempt from the registration requirements under the 1933 Act and shall be exempt from the registration and/or qualification requirements of all applicable state securities laws.

6.    CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

a.    The Company shall have executed this Agreement and the Registration Rights Agreement and delivered the same to such Buyer.

b.    The Company shall have prepared, if required, the Notification Form for Listing of Additional Shares for The Nasdaq National Market, and trading in the Common Stock shall not have been suspended by the SEC or the Principal Market.

c.    The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and attaching true and correct copies of the resolutions adopted by the Company’s Board of Directors authorizing the execution, delivery and performance by the Company of its obligations under this Agreement and the Registration Rights Agreement.

d.    Such Buyer shall have received the opinion of the Company’s counsel, in substantially the form of Exhibit B attached hereto and dated as of the Closing Date, opining that the Shares, once issued, sold and delivered to the Buyers by the Company, have been duly authorized, have been legally issued, are fully paid and are nonassessable.

e.    The Company shall have executed and delivered to such Buyer the Common Stock Certificates (in such denominations as such Buyer shall request) for the Shares being purchased by such Buyer at the Closing.

7.    GOVERNING LAW; MISCELLANEOUS.

a.    Governing Law; Jurisdiction; Jury Trial.    The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in San Mateo County, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

b.    Counterparts.    This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

c.    Headings.    The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d.    Severability.    If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e.    Entire Agreement; Amendments.    This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the Shares then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding.

f.    Notices.    Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Saba Software, Inc.
2400 Bridge Parkway
Redwood Shores, CA 94065
Telephone: (650) 581-2500
Facsimile: (650) 581-2545

If to a Buyer:

To it at the address and facsimile number set forth on the
Schedule of Buyers attached hereto, with copies to such Buyer’s representatives, if any, specified on the Schedule of Buyers;

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party in accordance with the above provisions five (5) days prior to the effectiveness of such change.

g.    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares.

h.    No Third Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.    Survival.    Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Section 4, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

j.    Further Assurances.    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.    Termination.    In the event that the Closing Date shall not have occurred on or before October 15, 2002, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

l.    No Placement Agent.    Each of the parties to this Agreement hereby represents that such party has not engaged any person to which or to whom brokerage commissions, finder’s fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby.

m.    No Strict Construction.    The language used in this Agreement will deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

n.    Remedies.    Each Buyer and each holder of the Shares shall have all rights and remedies set forth in this Agreement and the Registration Rights Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

* * * * * *

IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

Saba Software, Inc.

By:
Name:
Title:

BUYERS:

Sequoia Capital IX Sequoia Capital Entrepreneurs Fund

By:	SC IX Management, LLC
A Delaware Limited Liability Company
General Partner of Each

By:
Managing Member

Sequoia Capital Franchise Fund Sequoia Capital Franchise Partners

By:	SCFF Management, LLC
A Delaware Limited Liability Company
General Partner of Each

By:
Managing Member

SCHEDULE OF BUYERS

Buyer’s Name	Buyer’s (and Buyer’s Representative’s, if any) Address and Facsimile Number	Number of Shares	Purchase Price

Sequoia Capital IX	_______________ _______________ _______________	680,232	$1,462,498.80

Sequoia Capital Entrepreneurs Fund	_______________ _______________ _______________	133,720	$287,498.00

Sequoia Capital Franchise Fund	_______________ _______________ _______________	3,069,767	$6,599,999.05

Sequoia Capital Franchise Partners	_______________ _______________ _______________	418,604	$899,998.60

EXHIBITS

Exhibit A	Form of Registration Rights Agreement

Exhibit B	Form of Company Counsel Opinion